EXHIBIT 1

                                 ICAHN PARTNERS LP
                          ICAHN PARTNERS MASTER FUND LP
                         HIGH RIVER LIMITED PARTNERSHIP
                                ICAHN & CO., INC.
                           C/O ICAHN ASSOCIATES CORP.
                          767 FIFTH AVENUE, 47TH FLOOR
                               NEW YORK, NY 10153




                                                              April 8, 2005



VIA FACSIMILE AND HAND DELIVERY

Office of the Secretary
Blockbuster, Inc.
1201 Elm Street
Dallas, Texas  75270

Re:  Shareholder's Notice of Intent to Nominate Persons for Election
                as Directors of Blockbuster, Inc.
     ---------------------------------------------------------------------------


Ladies and Gentlemen:

         Icahn Partners LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn & Co., Inc. ("Icahn & Co.") and High River Limited Partnership ("High River" and together with Icahn Partners, Icahn Master and Icahn & Co., "Record Holders" and each of them a "Record Holder") hereby submit this notice (this "Notice") on the date hereof pursuant to the requirements (the "Bylaw Requirements") set forth in Article II, Section 2.10 of the Amended and Restated Bylaws of Blockbuster, Inc., effective October 6, 2004, filed as
Exhibit 3.2 to the Form 8-K filed with the  Securities  and Exchange  Commission
(the "SEC") on October 8, 2004 (the "Bylaws") of Blockbuster, Inc. (the "Corporation" or "Blockbuster").

         The record address of each of Icahn Partners and Icahn Master is 767 Fifth Avenue, 47th Floor, New York, NY 10153. Each of Icahn Partners and Icahn Master is the record owner of 1000 shares of Class A Common Stock of the Corporation ("Class A Shares") and 1000 shares of Class B Common Stock of the Corporation ("Class B Shares", and collectively with Class A Shares, "Shares"). Icahn Partners is the beneficial owner of 5,111,371 Class A Shares and 2,519,920 Class B Shares. Icahn Master is the beneficial owner of 4,075,909 Class A Shares and 1,932,985 Class B Shares. The record address of each of High River and Icahn & Co. is 1 Whitehall Street, 19th Floor, New York, NY 10004. Each of High River and Icahn & Co. is the record owner of 500 Class A Shares. High River is the beneficial owner of 1,398,820 Class A Shares and 772,320 Class B Shares. Icahn & Co. is the beneficial owner of 898,000 Class A Shares and 340,906 Class B Shares.


         Each of Record Holders hereby represents that it: (i) is a stockholder of record of stock of the Corporation entitled to vote at the 2005 annual meeting of stockholders of the Corporation (the "Annual Meeting"), (ii) intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to elect the Nominees and/or otherwise solicit proxies from stockholders of the Corporation in support of such nomination, and (iii) intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of the Corporation the following persons (each, a "Nominee" and collectively, the "Slate"):

                  Carl C. Icahn
                  Edward Bleier
                  Strauss Zelnick

         As of the date hereof, to the knowledge of Record Holders, based on the Definitive Proxy Statement of Blockbuster ("Blockbuster Proxy Statement") on
Schedule 14A, filed with the SEC on March 31, 2005, the full Board of Directors of Blockbuster ("Board") consists of seven (7) directors and there are only three (3) director-candidates nominated for election to Board at the Annual Meeting, all such candidates being Class III director-candidates. If, for any reason, more than three (3) directors are to be elected at the Annual Meeting, Record Holders intend to nominate additional persons to be so elected (each, an "Additional Nominee"). Additionally, if, for any reason, any Nominee or Additional Nominee is unable to stand for election at the Annual Meeting, Record Holders intend to nominate a person in the place of such Nominee or Additional Nominee (a "Substitute"). In either event, Record Holders at the earliest practicable time will give notice to the Corporation of any Additional Nominee or Substitute.

         Pursuant to the Bylaw Requirements, certain information about each Nominee is set forth in Annex A.

         There are no arrangements or understandings between or among any Record Holders and each Nominee and any other person or persons pursuant to which Record Holders will nominate each Nominee. Pursuant to the Bylaw Requirements, the written consent of each Nominee to being named in the proxy statement as a nominee and to serve as a director of the Corporation if elected is attached as Annex B.

         Pursuant to the Bylaw Requirements, certain information relating to Record Holders is set forth in the body of this Notice and Annex A.

         The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto, should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.

         Neither the delivery of this Notice in accordance with the Bylaw Requirements nor any delivery by Record Holders of additional information to the Corporation from and after the date hereof shall be deemed to constitute an admission by Record Holders or any of their affiliates that such delivery is required or as to the legality or enforceability of the Bylaws or any other matter, or a waiver by Record Holders or any of their affiliates of their right to contest or challenge, in any way, the enforceability of the Bylaws or any other matter.

                            [Signature page follows]

Very truly yours,


                              ICAHN PARTNERS L.P.


By:      /s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory


ICAHN PARTNERS MASTER FUND L.P.


By:      /s/ Edward E. Mattner
Name: Edward E. Mattner
Title: Authorized Signatory


HIGH RIVER LIMITED PARTNERSHIP

By:      Hopper Investments LLC, General Partner

         By:  Barberry Corp., member


         By:      /s/ Edward E. Mattner
                  Name: Edward E. Mattner
                  Title: Authorized Signatory


ICAHN & CO., INC.


By:      /s/ Irene S. March
         Name: Irene S. March
         Title: Controller




          [Signature page to Shareholder's Notice of Intent to Nominate
             Persons for Election as Directors of Blockbuster, Inc.]

                                                                        ANNEX A

         Certain information about each Nominee is set forth in the attachments to this Annex A.

                                                                        ANNEX A
                                                                   ATTACHMENT 1

INFORMATION ABOUT NOMINEE PURSUANT TO SECTION 2.10 OF
THE BYLAWS AND REGISTERED HOLDERS

(A)

Name:  Carl C. Icahn

Age:  69

Business address:  767 Fifth Avenue, 47th Floor, New York, NY 10153

Residence address:  15 West 53rd Street, Penthouse B&C, New York, NY 10019

(B) Principal occupation or employment: See (D)(ii) and D(vii) below.

(C) Class or series and number of capital shares of Blockbuster that are owned beneficially or of record by Nominee: See (D)(ii) below.

(D) Other information relating to Nominee:

(i) Mr. Icahn has an interest in the election of directors at the 2005 annual meeting of stockholders of Blockbuster (the "Annual Meeting") indirectly through his beneficial ownership of the Shares.

(ii) Mr. Icahn is not a record owner of any stock of the Corporation. The following table sets forth the Corporation's stock of which Mr. Icahn may be deemed to be a beneficial owner:

------------------ --------------- -------------------------- ------------------
 TITLE OF CLASS     NAME OF        AMOUNT AND NATURE OF       PERCENT OF CLASS
                    BENEFICIAL     BENEFICIAL OWNER
                    OWNER
------------------ --------------- -------------------------- ------------------
------------------ --------------- -------------------------- ------------------
Class A Shares     Carl C. Icahn   11,484,100 shares*         9.70%**
------------------ --------------- -------------------------- ------------------
------------------ --------------- -------------------------- ------------------
Class B Shares     Carl C. Icahn   5,566,131 shares*          7.73%**
------------------ --------------- -------------------------- ------------------


         * High River has sole voting power and sole dispositive power with regard to 1,398,820 Class A Shares and 772,320 Class B Shares. By virtue of the relationships discussed below, each of Barberry, Hopper and Carl C. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn & Co. has sole voting power and sole dispositive power with regard to 898,000 Class A Shares and 340,906 Class B Shares. By virtue of the relationships discussed below, each of Barberry and Carl C. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 4,075,909 Class A Shares and 1,932,985 Class B Shares. By virtue of the relationships discussed below, each of Icahn Offshore, CCI Offshore and Carl C. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 5,111,371 Class A Shares and 2,519,920 Class B Shares. By virtue of the relationships discussed below, each of Icahn Onshore, CCI Onshore and Carl C. Icahn has shared voting power and shared dispositive power with regard to such Shares. Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River (as disclosed below), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Offshore, CCI Offshore and Mr. Icahn, by virtue of their relationships to Icahn Master (as disclosed below), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn Master directly beneficially owns. Each of Icahn Offshore, CCI Offshore and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Icahn Onshore, CCI Onshore and Mr. Icahn, by virtue of their relationships to Icahn Partners (as disclosed below), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn Partners directly beneficially owns. Each of Icahn Onshore, CCI Onshore and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes. Each of Barberry and Mr. Icahn, by virtue of their relationships to Icahn & Co. (as disclosed below), may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Act) the Shares which Icahn & Co. directly beneficially owns. Each of Barberry and Mr. Icahn disclaims beneficial ownership of such Shares for all other purposes.


** Based upon the 118,338,343 Class A Shares and 72,000,000 Class B Shares stated to be outstanding as of March 17, 2005 by Blockbuster in its Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 31, 2005.

         Barberry Corp. is a Delaware corporation ("Barberry"). Icahn & Co., Inc. is a Delaware corporation ("Icahn & Co."). Hopper Investments, LLC is a Delaware limited liability company ("Hopper"). High River Limited Partnership is a Delaware limited partnership ("High River"). Icahn Partners Master Fund L.P. is a Cayman Islands limited partnership ("Icahn Master"). Icahn Offshore L.P. is a Delaware limited partnership ("Icahn Offshore"). CCI Offshore LLC is a Delaware limited liability company ("CCI Offshore"). Icahn Partners L.P. is a Delaware limited partnership ("Icahn Partners"). Icahn Onshore L.P. is a Delaware limited partnership ("Icahn Onshore"). CCI Onshore LLC is a Delaware limited liability company (" CCI Onshore"). The principal business address and the address of the principal office of each of the foregoing entities is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153, except that (i) the principal business address of each of Barberry, Hopper and High River is 100 South Bedford Road, Mount Kisco, New York 10549, (ii) the principal business address of Icahn Master is c/o Walkers SPV Limited, P.O. Box 908GT, 87 Mary Street, George Town, Grand Cayman, Cayman Islands, and (iii) the principal business address of Icahn & Co. is 1 Whitehall Street 19th Floor, New York, NY 10004.

         Barberry is the sole member of Hopper, which is the general partner of High River. Barberry is the sole shareholder of Icahn & Co. CCI Offshore is the general partner of Icahn Offshore, which is the general partner of Icahn Master. CCI Onshore is the general partner of Icahn Onshore, which is the general partner of Icahn Partners. Each of Barberry, CCI Offshore and CCI Onshore is 100 percent owned by Carl C. Icahn.

         Each of Icahn Master, Icahn Partners, Barberry and High River is primarily engaged in the business of investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River. Icahn Offshore and Icahn Onshore are primarily engaged in the business of serving as the general partner of Icahn Master and Icahn Partners, respectively. CCI Offshore and CCI Onshore are primarily engaged in the business of serving as the general partner of Icahn Offshore and Icahn Onshore, respectively. Icahn & Co. is primarily engaged in the business of investing in securities and providing broker-dealer services to its affiliates. Carl C. Icahn's present principal occupation or employment is (i) owning all of the interest in CCI Onshore and CCI Offshore, through which Mr. Icahn indirectly directs and manages the investments of Icahn Master and Icahn Partners and (ii) acting as President and a director of Starfire, and as the Chairman of the Board and a director of various of Starfire's subsidiaries. Starfire is primarily engaged in the business of investing in and holding securities of various entities, as set forth in more detail below.

(iii) The following table indicates the date of each purchase of securities of Blockbuster by Mr. Icahn and his affiliates within the past two years, and the number of shares in each such purchase. Mr. Icahn and his affiliates did not sell any securities of Blockbuster within the past two years.



------------------ ------------- ---------------------------
                                 No. of  Class A Shares
Name               Date          Purchased
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/11/04          34,300
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/12/04         120,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/15/04          49,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/16/04         100,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/17/04         124,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/18/04          40,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/19/04         162,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/22/04          17,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/23/04          15,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/24/04          40,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/26/04          22,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/29/04          80,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/30/04          55,800
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/01/04          56,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/02/04         138,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/03/04          30,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/14/04         183,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/14/04          62,720
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         02/14/05          70,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co.        02/15/05         130,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co         02/17/05         613,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co         03/07/05          70,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co         03/08/05          85,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/11/04          54,880
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/12/04         192,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/15/04          76,440
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/16/04         156,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/17/04         193,440
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/18/04          62,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/19/04         252,720
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/22/04          26,520
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/23/04          23,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/24/04          62,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/26/04          34,320
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/29/04         124,800
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/30/04          87,048
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/01/04          87,360
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/02/04         215,280
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/03/04          49,200
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/14/04         300,120
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/14/04         102,861
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       02/14/05         142,800
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       02/15/05         265,200
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       02/17/05       1,250,520
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       03/07/05         142,800
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       03/08/05         173,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/11/04          82,320
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/12/04         288,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/15/04         119,560
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/16/04         244,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/17/04         302,560
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/18/04          97,600
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/19/04         395,280
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/22/04          41,480
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/23/04          36,600
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/24/04          97,600
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/26/04          53,680
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/29/04         195,200
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/30/04         136,152
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/01/04         136,640
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/02/04         336,720
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/03/04          70,800
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/14/04         431,880
------------------ ------------- ---------------------------
------------------- ------------ ---------------------------
Icahn Partners      12/14/04        148,019
------------------- ------------ ---------------------------
------------------- ------------ ---------------------------
Icahn Partners      02/14/05        137,200
------------------- ------------ ---------------------------
------------------- ------------ ---------------------------
Icahn Partners      02/15/05        254,800
------------------- ------------ ---------------------------
------------------- ------------ ---------------------------
Icahn Partners      02/17/05      1,201,480
------------------- ------------ ---------------------------
------------------- ------------ ---------------------------
Icahn Partners      03/07/05        137,200
------------------- ------------ ---------------------------
------------------- ------------ ---------------------------
Icahn Partners      03/08/05        166,600
------------------- ------------ ---------------------------




------------------ ------------- ---------------------------
                                 No. of  Class B Shares
Name               Date          Purchased
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/15/04          94,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/16/04          26,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/17/04          31,960
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/18/04          40,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/19/04          80,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/22/04          12,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/23/04           6,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/24/04          17,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/26/04           7,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/29/04          24,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         11/30/04          52,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/01/04          35,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/02/04          88,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/03/04          38,080
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/06/04          16,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/07/04          40,900
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/08/04          42,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/09/04          31,300
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/10/04          35,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/14/04          12,740
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         12/14/04          12,940
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
High River         02/14/05          30,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co.        02/15/05          30,080
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co.        02/16/05          53,000
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co.        02/17/05         131,626
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co.        03/07/05          41,560
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co.        03/08/05          79,480
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn & Co.        04/01/05           5,160
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/15/04         146,640
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/16/04          40,560
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/17/04          49,858
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/18/04          62,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/19/04         124,800
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/22/04          18,720
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/23/04           9,360
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/24/04          26,520
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/26/04          11,544
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/29/04          37,440
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       11/30/04          81,120
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/01/04          54,600
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/02/04         137,280
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/03/04          62,451
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/06/04          26,240
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/07/04          67,076
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/08/04          68,880
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/09/04          51,332
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/10/04          57,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/14/04          20,894
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       12/14/04          21,222
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       02/14/05          61,200
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       02/15/05          61,363
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       02/16/05         108,120
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       02/17/05         268,518
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       03/07/05          84,782
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       03/08/05         162,139
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Master       04/01/05          10,526
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/15/04         229,360
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/16/04          63,440
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/17/04          77,982
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/18/04          97,600
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/19/04         195,200
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/22/04          29,280
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/23/04          14,640
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/24/04          41,480
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/26/04          18,056
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/29/04          58,560
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     11/30/04         126,880
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/01/04          85,400
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/02/04         214,720
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/03/04          89,869
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/06/04          37,760
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/07/04          96,524
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/08/04          99,120
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/09/04          73,868
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/10/04          82,600
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/14/04          30,066
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     12/14/04          30,538
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     02/14/05          58,800
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     02/15/05          58,957
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     02/16/05         103,880
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     02/17/05         257,987
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     03/07/05          81,458
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     03/08/05          155,781
------------------ ------------- ---------------------------
------------------ ------------- ---------------------------
Icahn Partners     04/01/05          10,114
------------------ ------------- ---------------------------



(iv) Part of the purchase price of the Shares purchased by High River was obtained through margin borrowing. The Shares purchased by High River are maintained in a margin account that includes positions in securities in addition to the Shares. The indebtedness of the margin account as of April 7, 2005 was approximately $304,685,124.

(v) Other than as disclosed in this Notice, Mr. Icahn is not, and was not within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Blockbuster, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Other than as disclosed in this Notice, none of the Record Holders is, and was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Blockbuster, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.


(vi) Mr. Icahn has no position or office with Blockbuster, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee. Neither Mr. Icahn nor any of his associates have any arrangement or understanding with any person with respect to (A) any future employment by Blockbuster or its affiliates; or (B) any future transactions to which Blockbuster or any of its affiliates will or may be a party. None of the Record Holders nor any of their associates have any arrangement or understanding with any person with respect to (A) any future employment by Blockbuster or its affiliates; or (B) any future transactions to which Blockbuster or any of its affiliates will or may be a party.


(vii) Mr. Icahn has served as Chairman of the Board and a director of Starfire Holding Corporation ("Starfire") (formerly Icahn Holding Corporation), a privately-held holding company, and Chairman of the Board and a director of various subsidiaries of Starfire, since 1984. Mr. Icahn is and has been since 1994 a majority shareholder, the Chairman of the Board and a Director of American Railcar Industries, Inc. ("ARI"), a Missouri corporation. ARI is primarily engaged in the business of manufacturing, managing, leasing and selling of railroad freight and tank cars. Mr. Icahn has also been Chairman of the Board and President of Icahn & Co., a registered broker-dealer and a member of the National Association of Securities Dealers, since 1968. Since November 1990, Mr. Icahn has been Chairman of the Board of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership that invests in real estate and holds various other interests, including the interests in its subsidiaries that are engaged, among other things, in the oil and gas business and casino entertainment business. Mr. Icahn has been a director of Cadus Pharmaceutical Corporation, a firm that holds various biotechnology patents, since 1993. From August 1998 to August 2002, Mr. Icahn served as Chairman of the Board of Maupintour Holding LLC (f/k/a/ Lowestfare.com, LLC), an internet travel reservations company. From October 1998 through May, 2004, Mr. Icahn was the President and a director of Stratosphere Corporation, which operates the Stratosphere Hotel and Casino. Since September 29, 2000, Mr. Icahn has served as the Chairman of the Board of GB Holdings, Inc., which owns all of the outstanding stock of Atlantic Coast Entertainment Holdings, Inc., which through its wholly-owned subsidiary owns and operates The Sands Hotel and Casino in Atlantic City, New Jersey. Mr. Icahn also serves in the same capacity with Atlantic Coast Entertainment Holdings, Inc. In January 2003, Mr. Icahn became Chairman of the Board and a director of XO Communications, Inc., a telecommunications company.

         None of the entities referred to under this item (D)(vii) with which the Nominee has been involved during the past five years is a parent, subsidiary, or other affiliate of Blockbuster.

         Mr. Icahn received his B.A. from Princeton University.

(viii) On January 5, 2001, Reliance Group Holdings, Inc. ("Reliance") commenced an action in the United States District Court for the Southern District of New York against Mr. Icahn, Icahn Associates Corp. and High River alleging that High River's tender offer for Reliance 9% senior notes violated Section 14(e) of the Exchange Act. Reliance sought a temporary restraining order and preliminary and permanent injunctive relief to prevent defendants from purchasing the notes. The Court initially imposed a temporary restraining order. Defendants then supplemented the tender offer disclosures. The Court conducted a hearing on the disclosures and other matters raised by Reliance. It then denied plaintiff's motion for a preliminary injunction and ordered dissolution of its temporary restraining order following dissemination of the supplement.

         Reliance took an immediate appeal to the United States Court of Appeals for the Second Circuit and sought a stay to restrain defendants from purchasing notes during the pendency of the appeal. On January 30, 2001, the Court of Appeals denied plaintiff's stay application. On January 30, Reliance also sought a further temporary restraining order from the District Court. The Court considered the matter and reimposed its original restraint until noon the next day, at which time the restraint was dissolved. The appeal was argued on March 9 and denied on March 22, 2001.

                                                                   ANNEX A
                                                                   ATTACHMENT 2

INFORMATION ABOUT NOMINEE PURSUANT TO SECTION 2.10 OF THE BYLAWS

(A)

Name:  Edward Bleier

Age:  75

Business address:  1325 Avenue of the Americas, Suite 3010, New York, NY  10019

Residence address:  32 East 64th Street, New York, NY  10021

(B) Principal occupation or employment: See (D)(ii) below.

(C) Class or series and number of capital shares of Blockbuster that are owned beneficially or of record by Nominee: None.

Purchases or sales of securities of Blockbuster within the past two years:  None

(E) Other information relating to Nominee:

(i) Mr. Bleier has no position or office with Blockbuster, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee. Neither Mr. Bleier nor any of his associates have any arrangement or understanding with any person with respect to (A) any future employment by Blockbuster or its affiliates; or (B) any future transactions to which Blockbuster or any of its affiliates will or may be a party.

(ii) Mr. Bleier retired in January 2004 from Warner Bros Entertainment Inc. after 34 years, where he has been President of the division responsible for American marketing of movies, animation and TV programs to networks, Pay TV, Cable and Satellite and video-on-demand. Previously, he was a senior executive of ABC TV in charge of, variously, marketing, day time and children's programming, sales and planning. Mr. Bleier is a Director of Real Networks Inc., a leading company in Internet streaming of audio and visual media and a Director of CKX Inc., a newly formed aggregator of entertainment companies e.g., Elvis Presley Enterprises and "American Idol." Mr. Bleier is a member of the Council of Foreign Relations and a Trustee of the Charles A. Dana Foundation and the Martha Graham Dance Company. He is Chairman Emeritus of the Center for Communication and Guild Hall's Academy of the Arts. In 2003, Mr. Bleier published a NY Times bestseller, "The Thanksgiving Ceremony."

         None of the entities referred to under this item (D)(ii) with which the Nominee has been involved during the past five years is a parent, subsidiary, or other affiliate of Blockbuster.

         Mr. Bleier received a B.S. from Syracuse University.

                                                                   ANNEX A
                                                                   ATTACHMENT 3

INFORMATION ABOUT NOMINEE PURSUANT TO SECTION 2.10 OF THE BYLAWS

(A)

Name:  Strauss Zelnick

Age:  47

Business address:  650 Fifth Avenue, 31st Floor, New York, NY 10019

Residence address:  115 East 67th Street, Apt. 9C, New York, NY  10021

(B) Principal occupation or employment: See (D)(ii) below.

(C) Class or series and number of capital shares of Blockbuster that are owned beneficially or of record by Nominee: None.

(D) Purchases or sales of securities of  Blockbuster  within the past two years:
None

(E) Other information relating to Nominee:

(i) Mr. Zelnick has no position or office with Blockbuster, and has no arrangement or understanding with any other person pursuant to which he was selected to be a nominee. Neither Mr. Zelnick nor any of his associates have any arrangement or understanding with any person with respect to (A) any future employment by Blockbuster or its affiliates; or (B) any future transactions to which Blockbuster or any of its affiliates will or may be a party.

(ii) Strauss Zelnick is the founder of Zelnick Media LLC, an investment and advisory firm specializing in media and entertainment. From 1998 to 2000, Mr. Zelnick was President and Chief Executive Officer of BMG Entertainment, a then $4.7 billion music and entertainment unit of Bertelsmann A.G., where he managed one of the world's largest music and entertainment companies, one of the leading music publishing companies and the world's largest record club. Before joining BMG, Mr. Zelnick was President and Chief Executive Officer of Crystal Dynamics, a leading producer and distributor of interactive entertainment software. Before joining Crystal Dynamics, Mr. Zelnick was president and Chief Operating Officer of 20th Century Fox, a unit of News Corp., engaged in the production and distribution of feature films and television programming. Mr. Zelnick is a director of Carver Bancorp, Inc., a bank holding company. Mr. Zelnick was recently appointed, subject to approval of shareholders, to the boards of Reed Elsevier PLC, Reed Elsevier N.V. and Reed Elsevier Group plc., a leading provider of global information driven services and solutions.

         None of the entities referred to under this item (D)(ii) with which the Nominee has been involved during the past five years is a parent, subsidiary, or other affiliate of Blockbuster.

         Mr. Zelnick received a B.A. from Wesleyan University and an MBA and JD from Harvard University.

                                                                        ANNEX B


         The written consent of each Nominee to being named in the proxy statement as a nominee for election as a director of Blockbuster and to serve as a director if elected is attached to this Annex B. If the Corporation requests original signed statements of consent, the Record Holders will provide them.

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Blockbuster, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners, LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn & Co., Inc. ("Icahn & Co.") and High River Limited Partnership ("High River" and together with Icahn Partners, Icahn Master and Icahn & Co., "Record Holders") and in other materials in connection with the solicitation of proxies by Record Holders from stockholders of the Company to be voted at the 2005 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: April 6, 2005


                                                              /s/ Carl C. Icahn
                                                                  Carl C. Icahn

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Blockbuster, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners, LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn & Co., Inc. ("Icahn & Co.") and High River Limited Partnership ("High River" and together with Icahn Partners, Icahn Master and Icahn & Co., "Record Holders") and in other materials in connection with the solicitation of proxies by Record Holders from stockholders of the Company to be voted at the 2005 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: April 8, 2005


                                                              /s/ Edward Bleier
                                                                  Edward Bleier

                               CONSENT OF NOMINEE

                  The undersigned hereby consents to being named as a nominee for election as a director of Blockbuster, Inc. (the "Company"), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of the Company by Icahn Partners, LP ("Icahn Partners"), Icahn Partners Master Fund LP ("Icahn Master"), Icahn & Co., Inc. ("Icahn & Co.") and High River Limited Partnership ("High River" and together with Icahn Partners, Icahn Master and Icahn & Co., "Record Holders") and in other materials in connection with the solicitation of proxies by Record Holders from stockholders of the Company to be voted at the 2005 annual meeting of stockholders of the Company and any adjournment thereof, and further consents to serve as a director of the Company, if elected.

Dated: April 8, 2005


                                                             s/ Strauss Zelnick
                                                             Strauss Zelnick